Fees Summary	Dec. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 44,256,427.60
Previously Paid Amount	4,735.01
Total Fee Amount	6,111.81
Total Offset Amount	0.00
Net Fee	$ 1,376.80